Assisting people to reach their highest level of independence Respect and Care Respect and Care

2 FORWARD-LOOKING STATEMENTS Except for historical information discussed, the statements made today are forward-looking statements that involve risks and uncertainties. Investors are cautioned that such statements are only predictions and that actual events or results may differ materially. In our filings under federal securities laws, including annual, periodic, and current reports, we identify important factors that could cause ResCare’s actual results to differ from those anticipated in forward-looking statements. Please refer to the discussion of those factors in our filed reports. These forward-looking statements speak only as of this date. We undertake no obligation to publicly release the results of any revisions to the forward-looking statements made today, to reflect the events or circumstances after today or to reflect the occurrence of unanticipated events.

3 Mission Statement Respect Care Assisting People to Reach Their Highest Level of Independence We are dedicated and caring people who form a company providing excellent human services that enhance the lives of individuals. With efficiency and effectiveness, we strive to provide the highest measurable quality supports for the people and organizations we serve, our employees, our shareholders and our communities. We serve with skill, compassion, respect and care.

4 Breadth PR CA CO NE KS OK NM TX IL IN OH WV KY TN LA FL NY NJ MO GA AZ NC VA PA IA SC UT WA MS AL NV MI VT MD ID WI OR 44,000 employees Serving 65,000 people daily Serving 2 million people annually LTM revenues $1.5B LTM EBITDA $110M (margin 7.5%) Market Cap $516M ResCare Stats HI International Locations Canada United Kingdom Netherlands Germany Haiti Source: Market cap based on closing stock price on 05/08/08.

5 Divisions 82% 9% 5% 4% LTM revenues $1.1 billion 10.5% operating margin Pat Kelley, President 32 States, Canada 50% 39% 1% 7% 3% Medicaid/Other Gov’t Mgmt./Contract Services Insurance Commercial/Other Private Pay Payor Mix Dept. of Labor & HHS Private Pay School Districts Dept. of Labor Payor Mix Community Services Group (CSG) Employment and Training Services Group (ETSG) LTM revenues $394 million 8.4% operating margin Vince Doran, President 27 States, DC, Puerto Rico, Haiti, Europe International

6 Lines of Business We are a leading provider of home care to the elderly We provide educational and vocational skills training to assist 16-24 year old disadvantaged youth Home Care Job Corps Employment Training We provide job training and employment placement to assist people entering or reentering the workforce CSG Division ETSG Division ETSG Division ID / DD CSG Division We offer home care, residential, institutional and support services to people with intellectual and developmental disabilities 200 core offices 3,200 group homes 25 States 200 contracts 250 sites 17 Centers

7 Lines of Business – Intellectual and Developmental Disability Pressure on system for additional funding Residential Services or Publicly Funded Market Family Caregivers (25% of family caregivers 60 years old+) 4.7M People with ID/DD in U.S. 500K Other 1.4M 2.8M Source: The State of States in Developmental Disabilities 2008. ID/DD Demographics $44B Market $44 billion market opportunity Highly fragmented market 4,000 to 5,000 smaller providers ResCare has 5% of market served (largest provider) National Mentor has 3% of market served Medicaid per diem and fee for service Market & Stats

8 Lines of Business – Periodic In-Home Care Source: http://www.ltc.georgetown.edu. $42 $21 $6 $5 $3 Home Care Annual spending in billions $77B Spent on Home Care Market & Stats Driving Organic Growth Medicaid Medicare Private Ins. Private Pay Other Highly fragmented market over 9,000 providers Private pay (per hour/unit) and Medicaid fee for service LTM revenues approx $291M

9 $3.2B in Annual Appropriations Lines of Business – Employment Training Services (ETSG) $1,472 $864 $926 Note: Workforce Investment Act (WIA), Temporary Assistance Needy Families (TANF). Source: U.S. Department of Labor Employment Training Administration and Health and Human Services. WIA - Appropriations ETS competitors Workforce Investment Boards Maximus (MMS) Policy Studies, Inc. Goodwill Industries ResCare has 1% market share for WIA and TANF combined Significant growth opportunities LTM revenues $204 million Market & Stats 2007 Appropriated Resources (in millions) WIA Adult Programs WIA Youth Program WIA Dislocated Workers $27B in Annual Appropriations TANF - Appropriations Appropriated Resources (in billions) $17 $17 $10 $10 $10 $27 $27 $17 $27 2008 2009 2010 Federal Payments State Match

10 Lines of Business – International Employment Training Services MAATWERK Private provider of government funded job training and placement 18 locations in the Netherlands, U.K. and Germany $10 million in annualized revenues Private provider of government funded job training and placement 6 locations in the U.K. $25 million in annualized revenues $88 Billion International Market Opportunity BISCOM

11 Lines of Business – Job Corps Americans over 65 Department of Labor Spending Market & Stats Source: U.S. Department of Labor Employment Training Administration. $1,509 $1,540 $1,547 $1,557 $1,577 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 2003 2004 2005 2006 2007 (in millions) Second largest Job Corps contractor with 17 centers in 12 states Resident capacity over 7K students Largest competitors MTC CSDC MINACT 122 total Job Corps centers Total capacity 45K students LTM revenues $164M

12 Lines of Business – Ancillary Remote Monitoring Alternative Education CSG Division Specialty One of the only pharmacies in the nation to specialize in serving persons with developmental disabilities. ResCare partners with a variety of public and private entities to provide education to our youth. Our facilities include private and charter schools. ResCare provides residential monitoring and response services to adults who have cognitive, ID / DD and to seniors who want an alternative to 24-hour live-in support. Pharmacy CSG Division

13 $91 $116 $143 $177 $224 $306 $523 $817 $858 $885 $919 $961 $1,009 $1,074 $1,302 $1,433 $1,470 $1,590 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 03/08 LTM 2008E (in millions) Revenue Growth Note: Years prior to 1999 are not restated to reflect the People Serve merger. 2008E represents mid-range of Company guidance. 65 Consecutive Quarters of Revenue Growth 1992 – 2008E CAGR of 20% Job Corps revenues are stable and predictable, will help fund CSG and ETS growth Employee Training Services has domestic and international longterm revenue growth opportunities via acquisitions, new contracts and expanding services on existing contracts Majority of growth will come from Community Services Group via home care and acquisitions 2008 Revenue Guidance of $1.55B – $1.62B

14 Acquisition Experience $23 $42 $117 $79 $28 $51 $246 $127 9 19 13 12 $0 $50 $100 $150 $200 $250 2005 2006 2007 YTD 2008 Capital Deployed Annualized Revenue Acquired # of Deals Robust Pipeline & Attractive Market Historical Deal Summary (in millions) Note: Valuation multiples of 4.0x – 5.0x forward EBITDA. YTD is as of April 2008.

15 $26 $30 $19 $62 $61 $16 $14 $17 $24 $23 $45 $36 $84 $86 $42 $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 2004 2005 2006 2007 03/08 LTM Free Cash Flow CAPEX Strong Financial Condition Operating Cash Flow Solid Balance Sheet and Consistently Producing Cash (in millions) Total debt $223 million Debt / Cap ratio 35% Debt / EBITDA is 2.0x $250 million revolving credit facility $130M available under the revolver with an outstanding balance of $69 million Balance Sheet Note: Balance Sheet is as of 03/31/08. FCF Used to Fund Acquisitions Strongest Company Credit Rating in 32-Year History

16 Historical - Income Statement Summary $21 $37 $44 $46 2005 2006 2007 03/08 LTM Net Income (in millions) $1,047 $1,302 $1,433 $1,470 2005 2006 2007 03/08 LTM Revenue (in millions) $68 $101 $107 $110 2005 2006 2007 03/08 LTM Consolidated EBITDA & Margin (in millions) 12.5% 11.5% 11.4% 7.1% 7.1% 7.2% 8.3% 9.6% 10.2% 2006 2007 03/08 LTM CSG JC ETS Segment EBITDA Margin 7.7% 7.5% 7.5% Margin Margin Margin 6.5% Margin

17 Key Global Investment Highlights Strong Financial Position Market Leader with Stable Cash Flows Consistent Revenue Growth and Profitability International and Domestic Growth Robust Acquisition Pipeline 12345

Assisting people to reach their highest level of independence Assisting people to reach their highest level of independence Respect and Care Respect and Care